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Exhibit 99.2

        FORM OF ELECTION AND LETTER OF TRANSMITTAL

TO ACCOMPANY SHARES OF COMMON STOCK
OF
BRINK'S HOME SECURITY HOLDINGS, INC.

This Form of Election and Letter of Transmittal is being delivered in connection with the merger (the "Merger") contemplated by that Agreement and Plan of Merger, dated as of January 18, 2010, as amended (the "Merger Agreement"), by and among Tyco International Ltd. ("Tyco"), Barricade Merger Sub, Inc., Brink's Home Security Holdings, Inc. ("BHS") and, solely for the limited purposes stated therein, ADT Security Services, Inc.

PLEASE SEE THE ENCLOSED INFORMATION AND INSTRUCTION BOOKLET FOR
INFORMATION AND INSTRUCTIONS ABOUT THIS FORM

Before completing this Form of Election and Letter of Transmittal, you should carefully read it in its entirety, along with the accompanying Information and Instruction Booklet. We also strongly encourage you to read the proxy statement/prospectus mailed to BHS shareholders (the "Proxy Statement/Prospectus"), including the annexes attached thereto and the documents incorporated therein by reference, before completing these materials.

Return this completed Form of Election and Letter of Transmittal, together with any physical share certificate(s) (the "Share Certificates") representing the shares of BHS common stock covered by this Form and/or accompanied by an "agent's message", to the Exchange Agent, American Stock Transfer & Trust Company LLC, as follows:

By Mail or Overnight Courier: American Stock Transfer & Trust Company LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, NY 11219	By Hand: American Stock Transfer & Trust Company LLC Attn: Reorganization Department 59 Maiden Lane New York, NY 10038
For confirmation only: call the Exchange Agent (toll free) at 1-877-248-6417

TO MAKE A VALID ELECTION, THE EXCHANGE AGENT MUST RECEIVE THIS FORM
(INCLUDING A COMPLETE SUBSTITUTE FORM W-9), TOGETHER WITH THE SHARE
CERTIFICATE(S) (OR A PROPERLY COMPLETED NOTICE OF GUARANTEED DELIVERY OF SUCH
SHARE CERTIFICATES BY AN ELGIBILE GUARANTOR INSTITUTION, AS DESCRIBED BELOW)
AND/OR AN "AGENT'S MESSAGE" REPRESENTING THE SHARES OF BHS COMMON STOCK
COVERED BY THIS FORM BY NO LATER THAN 5:00 P.M., NEW YORK TIME, ON MAY 7, 2010
(THE "ELECTION DEADLINE"). NOTICE OF GUARANTEED DELIVERY IS ONLY AVAILABLE
FOR BHS SHAREHOLDERS HOLDING PHYSICAL CERTIFICATES OF BHS COMMON STOCK
("SHARE CERTIFICATES") AS OF THE ELECTION DEADLINE.

PART 1.    About You and Your Share Certificates—To be completed only by BHS shareholders submitting Share Certificates

DESCRIPTION OF SHARE(S) ENCLOSED

Name(s) and Address(es) of Certificate Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on certificate(s) for shares of BHS common stock)	Certificate Number(s)	Total Number of Shares Represented by Share Certificate(s)

Total Shares:

☐
Check here if Share Certificates have been lost, stolen or destroyed. See Part 1 of the Information and Instruction Booklet.

PART 2.    Election Options and Required Signatures—To be completed by all BHS shareholders irrespective of the form in which you hold your BHS shares

A.
Election

ELECTION AUTHORIZATION

The undersigned elects (the "Election") to have the undersigned's shares of common stock of BHS, no par value per share ("BHS common stock"), converted into the right to receive the merger consideration for shares of BHS common stock (subject to the consummation of the Merger and the terms and conditions of the Merger Agreement, including the proration and adjustment procedures described below) as indicated below:
☐
CASH ELECTION. CHECK HERE TO ELECT TO RECEIVE CASH FOR THE FOLLOWING NUMBER OF YOUR SHARES OF BHS COMMON STOCK BEING EXCHANGED, SUBJECT TO PRORATION AND ADJUSTMENT AS SET FORTH IN THE MERGER AGREEMENT AND DESCRIBED IN THE INFORMATION AND INSTRUCTION BOOKLET AND SUBJECT TO THE CONSUMMATION OF THE MERGER:
(Number of shares of BHS common stock to be exchanged for cash)
☐
STOCK ELECTION. CHECK HERE TO ELECT TO RECEIVE TYCO SHARES (IN THE AMOUNTS SET FORTH IN THE MERGER AGREEMENT AND DESCRIBED IN THE INFORMATION AND INSTRUCTION BOOKLET) FOR THE FOLLOWING NUMBER OF YOUR SHARES OF BHS COMMON STOCK BEING EXCHANGED, SUBJECT TO THE CONSUMMATION OF THE MERGER:
(Number of shares of BHS common stock to be exchanged for Tyco shares)
☐
MIXED ELECTION. CHECK HERE TO ELECT TO RECEIVE A COMBINATION OF CASH AND TYCO SHARES (IN THE AMOUNTS SET FORTH IN THE MERGER AGREEMENT AND DESCRIBED IN THE INFORMATION AND INSTRUCTION BOOKLET) FOR THE FOLLOWING NUMBER OF YOUR SHARES OF BHS COMMON STOCK BEING EXCHANGED, SUBJECT TO THE CONSUMMATION OF THE MERGER:
(Number of shares of BHS common stock to be exchanged for the mixed consideration)

IN THE EVENT YOU MAKE A CASH ELECTION, YOU MAY RECEIVE DIFFERENT CONSIDERATION THAN THAT SPECIFIED IN YOUR ELECTION: YOUR CASH ELECTION MAY BE ADJUSTED IN ACCORDANCE WITH TERMS OF THE MERGER AGREEMENT, PURSUANT TO WHICH ELECTIONS ARE SUBJECT TO PRORATION BECAUSE THE AGGREGATE AMOUNT OF CASH TYCO WILL PAY IN THE MERGER (DISREGARDING CASH PAYMENTS IN RESPECT OF FRACTIONAL SHARES) IS CAPPED AT $584.5 MILLION PLUS AN AMOUNT DETERMINED BY MULTIPLYING $12.75 BY THE NUMBER OF OUTSTANDING BHS STOCK OPTIONS THAT ARE EXERCISED BETWEEN THE DATE OF SIGNING OF THE MERGER AGREEMENT AND THE FIFTH FULL TRADING DAY PRIOR TO THE CLOSING DATE OF THE MERGER. SHAREHOLDERS WHO MAKE STOCK OR MIXED ELECTIONS WILL NOT BE SUBJECT TO ADJUSTMENT AND PRORATION.

IF THE EXCHANGE AGENT DOES NOT RECEIVE THIS PROPERLY COMPLETED FORM PRIOR TO THE ELECTION DEADLINE, YOUR SHARES OF BHS COMMON STOCK WILL BE TREATED AS "NON-ELECTING COMPANY SHARES" PURSUANT TO THE MERGER AGREEMENT. NON-ELECTING COMPANY SHARES WILL BE ENTITLED TO RECEIVE, UPON SUBMISSION OF PROPERLY COMPLETED TRANSMITTAL MATERIALS FOLLOWING THE CLOSING OF THE MERGER, MERGER CONSIDERATION AS IF A MIXED ELECTION HAD BEEN MADE WITH RESPECT TO SUCH SHARES.

2

B.
Required Signatures

(1)
All BHS shareholders must sign and complete the information in the first box below.

IMPORTANT—SIGN HERE (The person(s) signing here should also complete the Substitute Form W-9 included below)
Signature(s) of Owner(s)
Name(s):
Capacity, if applicable (full title):
Address:
(Include Zip Code)
Area Code and Telephone Number:
Dated:

(Must be signed by the registered holder(s) exactly as such name(s) appear(s) on the Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Share Certificate(s) and documents transmitted herewith.) If multiple holders improperly complete this section, then such holders will not be considered to have made a proper election.

If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the necessary information above, including full title.

(2)
The following box need only be completed if:

•
The signature(s) provided above does not correspond to the signature(s) on the Share Certificate(s); or

•
If any check(s) are to be made payable to and/or Tyco shares are to be registered in, names other than those appearing on the Share Certificate(s) and/or the book-entry position relating to the BHS shares covered by this Form.

SIGNATURE GUARANTEE(S)
FOR USE BY FINANCIAL INSTITUTIONS ONLY FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW.
Authorized signature(s):
Name:
Title:
Name of Firm:
Address:
(Include Zip Code)
Area Code and Telephone Number:
Dated:

3

C.
DELIVERY OF SHARES OF BHS COMMON STOCK

☐	CHECK HERE IF SHARE CERTIFICATE(S) ARE BEING DELIVERED HEREWITH.

Note: If such Share Certificate(s) are not immediately available for transfer and you hold such shares in certificate form as of the Election Deadline, you may deliver the shares of BHS common stock represented by such Share Certificates by properly completing the Notice of Guaranteed Delivery section in Part 5.
☐
CHECK HERE IF SHARES OF BHS COMMON STOCK ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER SHARES OF BHS COMMON STOCK BY BOOK-ENTRY TRANSFER):
Name(s) of Delivering Institution:
Account Number:
Transaction Code Number:
Note: Notice of Guaranteed Delivery procedures are NOT available for shares being delivered through book-entry transfer.

4

D.
The Substitute Form W-9 BELOW must be completed and signed if you are a U.S. person (including a U.S. resident alien). PLEASE PROVIDE YOUR SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION NUMBER ("TIN") AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING.

SUBSTITUTE	Name:

FORM W-9 Department of the Treasury Internal Revenue Service ("IRS") Payer's Request for TIN and Certification	Please check the appropriate box indicating your status:
☐ Individual/Sole proprietor    ☐ Corporation
☐ Partnership    ☐ Limited liability company.
	Enter the tax classification (D = disregarded entity, C = corporation, P = partnership) ☐ Other	☐ Exempt payee

Address (number, street, and apt. or suite no.):

City, state and ZIP code:

Part I TIN

PLEASE PROVIDE YOUR TIN ON THE APPROPRIATE LINE AT THE RIGHT. The TIN provided must match the name given on Line 1 to avoid backup withholding. For most individuals, this is your social security number. If you do not have a number, see the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 beginning on page 11 of the enclosed Information and Instruction Booklet. If you are awaiting a TIN, write "Applied For" in this Part I and complete the "Certificate Of Awaiting Taxpayer Identification Number" below.		Social Security Number OR Employer Identification Number

Part II Certification Under penalties of perjury, I certify that:
(1)	The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and
(2)	I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3)	I am a U.S. citizen or other U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Here	Signature of U.S. person:	Date

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE OFFER. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE IRS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE "APPLIED FOR" INSTEAD OF A TIN ON THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that I will be subject to backup withholding on payments other than interest, dividends and certain payments relating to readily tradable instruments and that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.

Sign Here	Signature of U.S. person:	Date

5

PART 3.    Special Transfer or Payment Instructions

        The check for cash payments, if any, and/or Tyco share(s) from the exchange of your BHS common stock, if any, will be issued in the name(s) printed in the first box of Part 2.B. unless you indicate a different name below, in which case both your signature and a Signature Guarantee are required. The new account holder must complete the Substitute Form W-9 set forth in Part 2.D. above.

  SPECIAL PAYMENT AND ISSUANCE
  INSTRUCTIONS
  (See Part 3 of the Instructions)

              To be completed ONLY if the check is to be payable to, and/or Tyco share(s) are to be issued in the name(s) other than the person(s) listed in the first box of Part 2.B. above. For additional payment and/or issuance instructions, please attach an additional sheet.

Issue:	☐ Check
☐ Tyco shares
To:

Name	(Please print: First, Middle & Last Name)
Address	(Number and Street)
(City, State & Zip Code)
Tax Identification or Social Security Number

PART 4.    Special Delivery Instructions

        The check for cash payments, if any, from the exchange of your BHS common stock will be mailed to the address shown in Part 2.B. unless you indicate a different address below. Any Tyco shares you may receive in connection with the Merger will be registered in book-entry form.

  SPECIAL DELIVERY
  INSTRUCTIONS
  (See Part 4 of the Instructions)

              To be completed ONLY if the check is to be mailed to someone other than registered holder(s) or to the registered holder(s) at an address other than that indicated above in the first box of Part 2.B. For additional delivery instructions, please attach an additional sheet.

Mail:	☐ Check
To:

Name	(Please print: First, Middle & Last Name)
Address	(Number and Street)
(City, State & Zip Code)
Tax Identification or Social Security Number

6

PART 5.    Notice of Guaranteed Delivery

  NOTICE OF GUARANTEED DELIVERY OF SHARE CERTIFICATES
  (See Part 5 of the Instructions)

  IMPORTANT: MAY BE USED ONLY BY BHS SHAREHOLDERS HOLDING SHARE CERTIFICATE(S) AS OF THE ELECTION DEADLINE IF SUCH SHARE CERTIFICATE(S) ARE NOT TRANSMITTED HEREWITH. THIS NOTICE OF GUARANTEED DELIVERY MAY NOT BE USED IN CONNECTION WITH SHARES OF BHS COMMON STOCK HELD IN BOOK-ENTRY FORM. ANY NOTICE OF GUARANTEED SIGNATURE MUST ALSO BE SIGNED BY AN "ELIGIBLE GUARANTOR INSTITUTION" IN SECTION B BELOW.

A.	TO BE COMPLETED BY SHAREHOLDER(S) HOLDING SHARE CERTIFICATES.

(Name(s)—Please Print)
(Signature(s))

, 2010
(Date)

B.	TO BE COMPLETED BY AN "ELIGIBLE GUARANTOR INSTITUTION" ONLY

The undersigned, an "eligible guarantor institution" (as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) guarantees to deliver to the Exchange Agent at the appropriate address set forth above the Share Certificates representing shares of BHS common stock covered by this Form of Election and Letter of Transmittal no later than 5:00 p.m., New York time, on the third business day after the Election Deadline.
Place Medallion Guarantee in Space Below

(Firm Name—Please Print)
(Authorized Signature)

(Address)
(Area Code and Telephone)

, 2010
(Date)

7

BRINK'S HOME SECURITY HOLDINGS, INC.

INFORMATION AND INSTRUCTION BOOKLET

        This Information and Instruction Booklet provides you with instructions on how to complete your Form of Election and Letter of Transmittal, answers some frequently asked questions and briefly describes the election procedures. We urge you to read the Instructions carefully and review the Frequently Asked Questions, which begin on Page 8, as well as the proxy statement/prospectus (the "Proxy Statement/Prospectus") regarding the merger (the "Merger") contemplated by the Merger Agreement (as defined below) which has been mailed to shareholders of Brink's Home Security Holdings, Inc. ("BHS"). After reviewing these materials, complete the Form of Election and Letter of Transmittal and send it in the enclosed return envelope along with your certificate(s) and/or an "agent's message" representing the shares of BHS common stock covered by the Form to the Exchange Agent, American Stock Transfer and Trust Company LLC. If you have additional questions after reading these materials, you should contact the Exchange Agent, American Stock Transfer and Trust Company LLC at 1-877-248-6417 (toll free) or the Information Agent, MacKenzie Partners, Inc. at (800) 322-2885 (toll free).

THE DEADLINE FOR RECEIPT OF YOUR FORM OF ELECTION AND LETTER OF TRANSMITTAL, TOGETHER WITH THE CERTIFICATE(S) (OR PROPERLY COMPLETED NOTICE OF GUARANTEED DELIVERY OF SUCH PHYSICAL CERTIFICATES BY AN ELIGIBLE GUARANTOR INSTITUTION, AS DESCRIBED BELOW) AND/OR AN "AGENT'S MESSAGE" REPRESENTING THE SHARES OF BHS COMMON STOCK COVERED BY THE FORM, IS 5:00 P.M., NEW YORK TIME, ON MAY 7, 2010

        The following Instructions, together with the remainder of this Booklet and the Proxy Statement/Prospectus, including the annexes attached thereto, form part of the terms and conditions of the Form of Election and Letter of Transmittal. All elections are subject to the terms and conditions of the Agreement and Plan of Merger, dated as of January 18, 2010, as amended (the "Merger Agreement"), by and among Tyco International Ltd ("Tyco"), Barricade Merger Sub, Inc., BHS, and, solely for the limited purposes stated therein, ADT Security Services, Inc. A copy of the Merger Agreement has been furnished to you as an annex to the Proxy Statement/Prospectus. Additional copies of the Proxy Statement/Prospectus are available from the Exchange Agent, American Stock Transfer and Trust Company LLC, or the Information Agent, MacKenzie Partners, Inc., upon request.

 INSTRUCTIONS FOR COMPLETING
THE FORM OF ELECTION AND LETTER OF TRANSMITTAL

PART 1.    ABOUT YOU AND YOUR SHARE CERTIFICATES—FOR HOLDERS OF CERTIFICATED SHARES ONLY

  For BHS shareholders submitting physical certificates representing shares of BHS common stock ("Share Certificates"), Part 1 of the Form of Election and Letter of Transmittal should show your name and address of record, as well as and the number of shares owned by you which are represented by Share Certificates and which are being submitted to the Exchange Agent along with the completed Form of Election and Letter of Transmittal, as well as the certificate numbers relating to such Share Certificates.

  If any of your Share Certificates have been lost, stolen or destroyed, please contact BHS's transfer agent, American Stock Transfer and Trust Company LLC, at 1-877-248-6417 immediately for instructions on how to replace your Share Certificates.

PART 2.    ELECTION OPTIONS AND REQUIRED SIGNATURES

  The terms of the Merger Agreement allow you to elect the form of consideration you wish to receive in exchange for your shares of BHS common stock. For more information, please refer to the Proxy Statement/Prospectus.

A.
Time in Which to Elect

  In order for an election to be effective, American Stock Transfer and Trust Company LLC must receive a properly completed Form of Election and Letter of Transmittal prior to 5:00 p.m., New York time, on May 7, 2010 (the "Election Deadline"). In order for a Form of Election and Letter of Transmittal to be deemed properly completed, it must (i) be accompanied by one or more Share Certificates(s) (or by a Notice of Guaranteed Delivery of such Share Certificate(s) in accordance with the procedures set forth herein) and/or (ii) in connection with any book-entry transfer of shares of BHS common stock, be accompanied by receipt of an "agent's message" by American Stock Transfer and Trust Company LLC.

  If American Stock Transfer and Trust Company LLC has not received your properly completed Form of Election and Letter of Transmittal by the Election Deadline, you will be deemed to not have made an election and your shares of BHS common stock will be treated as "Non-Electing Company Shares" pursuant to the Merger Agreement. Non-Electing Company Shares will be entitled to receive, upon submission of properly completed transmittal materials following the closing of the Merger, merger consideration as if a Mixed Election (as defined below) had been made with respect to such shares.

  For instructions regarding revocations of elections and the time in which such revocations can be made, see Section G of this Part 2 below and Question B.8. under the Frequently Asked Questions below.

B.
Elections

  The Form of Election and Letter of Transmittal provides for your election (subject to the consummation of the Merger and the terms and conditions of the Merger Agreement, including the proration and adjustment procedures summarized below) to have your shares of BHS common stock converted into the right to receive the merger consideration set forth below:

  (1)
  $42.50 in cash, without interest (such election, a "Cash Election" and such consideration, the "Cash Consideration");

  (2)
  Tyco shares equal to the exchange ratio, which is calculated by dividing $42.50 by the volume weighted average price of Tyco shares on the New York Stock Exchange during the 10 consecutive trading days ending on the fifth full trading day prior to the closing date of the Merger, subject to a "collar" (as set forth in the Merger Agreement and summarized below) of between $32.97 and $40.29 (and rounded to the nearest ten-thousandth of a share) (such election, a "Stock Election" and such consideration, the "Stock Consideration"); or

  (3)
  a combination of $12.75 in cash, without interest, and a fraction of a Tyco share equal to $29.75 divided by the volume weighted average price of Tyco's common shares on the New York Stock Exchange (the "NYSE") during the 10 consecutive trading days ending on the fifth full trading day prior to the closing date of the Merger, subject to the same collar described in clause (2) above (and rounded to the nearest ten-thousandth of a share) (such election, a "Mixed Election" and such consideration, the "Mixed Consideration").

  Collar:    If the volume weighted average price of Tyco shares on the NYSE during the 10 consecutive trading days ending on the fifth full trading day prior to the closing date of the merger (such average, "Tyco's 10-day VWAP"), is equal to or greater than $40.29, then the exchange ratio will be fixed at 1.0549, and if Tyco's 10-day VWAP is less than or equal to $32.97, then the exchange ratio will be fixed at 1.2891.

  As noted above, your election is subject to certain terms and conditions set forth in the Merger Agreement and described in the Proxy Statement/Prospectus, including the proration and adjustment procedures summarized in Section F below. The Merger Agreement is included as an annex to the Proxy Statement/Prospectus. Additional copies of the Proxy Statement/Prospectus may be requested from the Exchange Agent. You are strongly urged to read the Proxy Statement/Prospectus, including the annexes attached thereto and the documents incorporated therein by reference, and to discuss the contents thereof, the Merger and the Form of Election and Letter of Transmittal with your personal financial and tax advisors before deciding which election to make. The tax consequences to a holder of shares of BHS common stock will vary depending on the election such holder makes and a number of other factors. For certain information regarding the material federal income tax consequences of an election, see "The Merger—Material U.S. Federal Income Tax Consequences of the Merger" in the Proxy Statement/Prospectus.

C.
Cash Election

  If you elect to make a Cash Election, you should check the "Cash Election" box on page 2 of the Form of Election and Letter of Transmittal and indicate the number of shares of BHS common stock with respect to which you are making a Cash Election.

  Holders of shares of BHS common stock who make a Cash Election will receive, for each share of BHS common stock with respect to which a Cash Election has been made, the Cash Consideration, subject to the proration and adjustment procedures summarized below.

D.
Stock Election

  If you elect to make a Stock Election, you should check the "Stock Election" box on page 2 of the Form of Election and Letter of Transmittal and indicate the number of shares of BHS common stock with respect to which you are making a Stock Election.

  Tyco will not issue any fractional Tyco shares in connection with the Merger. Instead, cash will be paid in lieu of any fractional Tyco shares to which a BHS shareholder would otherwise be entitled to receive in the Merger.

E.
Mixed Election

  If you elect to make a Mixed Election, you should check the "Mixed Election" box on page 2 of the Form of Election and Letter of Transmittal and indicate the number of shares of BHS common stock with respect to which you are making a Mixed Election.

  Tyco will not issue any fractional Tyco shares in connection with the Merger. Instead, cash will be paid in lieu of any fractional Tyco shares to which a BHS shareholder would otherwise be entitled to receive in the Merger.

F.
Proration

  Under the terms of the Merger Agreement, in the event that the total cash consideration to be paid to BHS shareholders (as properly elected by BHS shareholders making a Cash Election or a Mixed Election) (disregarding cash payment in respect of fractional shares) exceeds the sum of $584,502,942 plus an amount determined by multiplying $12.75 by the number of outstanding BHS stock options that are exercised between the date of signing of the Merger Agreement and the fifth full trading day prior to the closing date of the Merger (such sum, the "Available Cash Amount"), BHS shareholders making a Cash Election will be subject to proration and adjustment to receive a mix of cash and Tyco shares for their shares of BHS common stock in amounts that allow, as closely as practicable and in accordance with the terms of the Merger Agreement, the overall cash consideration paid to BHS shareholders in the Merger to be limited to the Available Cash Amount. For further information, please see the section of the Proxy Statement/Prospectus titled "The Merger Agreement—Merger Consideration".

G.
Special Considerations

(1)
Shares Held by Brokers, Banks or Other Nominees.    Holders of shares of BHS common stock who hold such shares with a broker, bank or other nominee should promptly contact such broker, bank or other nominee and follow their instructions as to the procedures for electing the consideration such holders desire to receive in the Merger and for exchanging such shares of BHS common stock.

  (2)
  Revocation of Elections.    An election may be revoked by the person(s) making the election by a written notice signed and dated by that person(s) and received by the Exchange Agent prior to the Election Deadline, identifying the name of the registered holder of the shares of BHS common stock being revoked and, if applicable, the serial numbers shown on the Share Certificate(s). In the event of a revocation, the shares of BHS common stock that are revoked will become Non-Electing Company Shares, and Tyco will cause the Share Certificate(s) representing such shares and/or book-entry shares to be promptly returned without charge; provided, that a subsequent election may be made with respect to any or all of such shares for which the election was revoked by delivering a properly completed Form of Election and Letter of Transmittal, together with Share Certificates (or a properly completed notice of guaranteed delivery of such physical certificates by an eligible guarantor institution) and/or an "agent's message" representing the shares of BHS common stock for which a subsequent election is being made, to the Exchange Agent prior to the Election Deadline.

  (3)
  General.    Any disputes regarding your election or the elections made by other BHS shareholders will be resolved by the Exchange Agent, in consultation with both BHS and Tyco, and its good faith decision will be final for all parties concerned. The Exchange Agent, in consultation with both BHS and Tyco, has the reasonable discretion to determine whether any election, revocation or change has been properly or timely made and to disregard immaterial defects in the Form of Election and Letter of Transmittal. Surrenders of Share Certificates will not be effective until all defects or irregularities that have not been waived by the Exchange Agent have been corrected. Please return your Form of Election and Letter of Transmittal promptly to allow sufficient time to correct any possible deficiencies before the Election Deadline.

H.
Required Signatures

  All individuals listed on the account must sign the Form of Election and Letter of Transmittal in order for it to be valid. Please be sure to include your daytime telephone number.

I.
W-9 Certification

  Under U.S. federal income tax law, the Exchange Agent may be required to withhold 28% of the amount of any reportable payments made to certain shareholders pursuant to the Merger. To avoid such backup withholding, each shareholder (other than exempt holders that are subject to the rules discussed below) must provide the Exchange Agent with such shareholder's correct Taxpayer Identification Number ("TIN") and certify that such shareholder is not subject to such backup withholding by completing the Substitute Form W-9 set forth in Part 2.D. of the Form of Election and Letter of Transmittal. In general, if a shareholder is an individual, the TIN is the Social Security number of such individual. If the Exchange Agent is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service ("IRS") and reportable payments made to the shareholder will be subject to backup withholding. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 set forth in Part 2.D. of the Form of Election and Letter of Transmittal (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if shares of BHS common stock are held in more than one name), consult the "Guidelines for Certification of TIN on Substitute Form W-9" beginning on page 11 of this Information and Instruction Booklet. A shareholder who does not have a TIN should write "Applied For" in Part I of the Substitute Form W-9, and shall complete the "Certification of Awaiting Taxpayer Identification Number" of the Substitute Form W-9, if the holder has applied for a TIN or intends to apply for a TIN in the near future. If this box is checked, 28% of all reportable payments made to the holder pursuant to the Merger will be withheld if a TIN is not provided at the time of the payment pursuant to the Merger.

  Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt shareholders should indicate their exempt status on the Substitute Form W-9 set forth in Part 2.D. of the Form of Election and Letter of Transmittal. To satisfy the Exchange Agent that a foreign person qualifies as an exempt recipient, such shareholder must submit a properly completed IRS Form W-8BEN or other applicable Form W-8, signed under penalties of perjury, attesting to that person's exempt status. Such forms can be obtained from the Exchange Agent upon request.

  Failure to complete the Substitute Form W-9 set forth in Part 2.D. of the Form of Election and Letter of Transmittal or, as applicable, the applicable Form W-8, will not, by itself, cause shares of BHS common to be deemed invalidly submitted, but may require the Exchange Agent to withhold a portion of the amount of any merger consideration. Backup withholding is not an additional U.S. federal income tax. Rather, the amount of tax withheld will be credited against the federal income tax liability of a person subject to backup withholding. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the IRS. Note: Failure to complete and return the Substitute Form W-9 set forth in Part 2.D. of the Form of Election and Letter of Transmittal or applicable Form W-8 may result in backup withholding of a portion of the consideration payable pursuant to the Merger. Please review the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" beginning on page 11 of this Information and Instruction Booklet for additional details.

  IRS CIRCULAR 230 DISCLOSURE

  TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE IRS, WE INFORM YOU THAT ANY U.S. TAX ADVICE CONTAINED IN THIS COMMUNICATION (INCLUDING ANY ATTACHMENTS) IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF (I) AVOIDING PENALTIES UNDER THE INTERNAL REVENUE CODE OR (II) PROMOTING, MARKETING OR RECOMMENDING TO ANOTHER PARTY ANY MATTERS ADDRESSED HEREIN.

  Unless there are special transfer or payment instructions or special delivery instructions, or you are reporting lost, stolen or destroyed certificates, STOP, you need not continue to read the remaining Instructions, although you should review the Frequently Asked Questions beginning on Page 9.

  Before you mail your Form of Election and Letter of Transmittal, make sure you do the following:

    a)
    Verify the election you have chosen;

    b)
    Sign, date and include your daytime phone number;

    c)
    Print your Social Security Number ("SSN") or Employer Identification Number ("TIN") and sign the W-9 certification; and

    d)
    Include your BHS stock certificate(s), if applicable, and/or evidence of transfer of book-entry shares along with the Form of Election and Letter of Transmittal in the enclosed return envelope.

PART 3.    SPECIAL TRANSFER OR PAYMENT INSTRUCTIONS

  If you are a trustee, executor, administrator or someone who is acting on behalf of a shareholder and your name is not printed on the Form of Election and Letter of Transmittal, you must include your full title and send us proper evidence of your authority to exchange the shares of BHS common stock.

  If you want your Tyco shares registered in, or your check for any cash consideration made payable to, a name or names different from the name(s) printed on the Form of Election and Letter of Transmittal in Part 2.B., please follow the instructions below. Tyco will pay any stock transfer taxes with respect to the issuance of any shares of Tyco and/or cash in exchange for shares of BHS common stock. If, however, payment of the merger consideration is to be made to any person other than the registered holder(s), then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the merger consideration to which such registered holder(s) would otherwise be entitled, unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

  First, print the name(s) and address(es) of the person(s) to receive the Tyco shares or check for any cash consideration in the space provided under Special Transfer or Payment Instructions. Then, refer to the procedures printed below for the requirements needed to make some of the most frequently requested types of registration changes. These documents must accompany your Share Certificate(s), if applicable, and/or evidence of transfer of book-entry shares, and your Form of Election and Letter of Transmittal.

A.
NAME CHANGE DUE TO MARRIAGE OR TRANSFER OF OWNERSHIP TO ANOTHER INDIVIDUAL:

1.
Obtain a signature guarantee for the shareholder whose name is printed on the Form of Election and Letter of Transmittal in Part 2.B. If it is a joint account, both owners must sign and have their signatures guaranteed. Each signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Securities Transfer Agents Medallion Program ("STAMP"), or by a stockbroker who is a member of STAMP. The signature of a notary public is not acceptable for this purpose.

2.
Complete the Substitute Form W-9 by listing the Taxpayer TIN or SSN that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" beginning on page 12 of this Information and Instruction Booklet for more detailed information.

B.
SHAREHOLDER WHOSE NAME IS PRINTED ON THE FORM OF ELECTION AND LETTER OF TRANSMITTAL IS DECEASED. YOU ARE THE EXECUTOR OR ADMINISTRATOR OF THE ESTATE:

1.
Provide a certified (under raised seal) copy of the Court Qualification appointing the legal representative (dated within 60 days).

2.
Obtain a signature guarantee for the legal representative. The signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of STAMP, or by a stockbroker who is a member of STAMP. The signature of a notary public is not acceptable for this purpose.

3.
Complete the Substitute Form W-9 by listing the TIN or SSN that is to be used for tax reporting on the new account. If the account is being registered in the name of the estate and not to an individual, a TIN is required. Please refer to the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" beginning on page 12 of this Information and Instruction Booklet for more detailed information.

C.
THE ACCOUNT IS A JOINT ACCOUNT AND ONE OF THE ACCOUNT HOLDERS IS DECEASED. TRANSFERRING SHARES TO THE SURVIVOR ONLY:

1.
Provide a certified (under raised seal) copy of death certificate.

  2.
  Survivor's signature (signature guarantee is not necessary in this case).

  3.
  Complete the Substitute Form W-9 by listing the TIN or SSN that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" beginning on page 12 of this Information and Instruction Booklet for more detailed information.

D.
THE ACCOUNT IS A JOINT ACCOUNT AND ONE OF THE ACCOUNT HOLDERS IS DECEASED. TRANSFERRING SHARES TO THE SURVIVOR AND ADDING A NAME:

1.
Provide a certified (under raised seal) copy of death certificate.

2.
Survivor must obtain a signature guarantee. The signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of STAMP, or by a stockbroker who is a member of STAMP. The signature of a notary public is not acceptable for this purpose.

3.
Complete the Substitute Form W-9 by listing the TIN or SSN that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" beginning on page 12 of this Information and Instruction Booklet for more detailed information.

E.
THE ACCOUNT IS A CUSTODIAL ACCOUNT AND THE FORMER MINOR HAS REACHED THE LEGAL AGE OF MAJORITY:

1.
The former minor must obtain a signature guarantee. The signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of STAMP, or by a stockbroker who is a member of STAMP. The signature of a notary public is not acceptable for this purpose.

2.
Provide a certified (under raised seal) copy of the birth certificate for the former minor.

3.
Complete the Substitute Form W-9 by listing the TIN or SSN that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" beginning on page 12 of this Information and Instruction Booklet for more detailed information.

F.
YOU WANT TO HAVE THE ACCOUNT REGISTERED IN THE NAME OF A TRUST:

1.
Obtain a signature guarantee for the shareholder whose name is printed on the Form of Election and Letter of Transmittal. If it is a joint account, both owners must sign and have their signatures guaranteed. Each signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of STAMP, or by a stockbroker who is a member of STAMP. The signature of a notary public is not acceptable for this purpose.

2.
Provide a copy of the first and last pages of the trust agreement.

3.
Complete the Substitute Form W-9 by listing the TIN or SSN that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" beginning on page 12 of this Information and Instruction Booklet for more detailed information.

  If your circumstances differ from those listed above, or if you have any other questions, please contact American Stock Transfer and Trust Company at (718) 921-8200.

PART 4.    SPECIAL DELIVERY INSTRUCTIONS

  Complete this area only if you want the check for any cash consideration resulting from your election to be delivered to an address other than the one printed in Part 2.B. of the Form of Election and Letter of Transmittal.

  Note: Your address of record will not be affected by completing this Part 4.

PART 5.    NOTICE OF GUARANTEED DELIVERY

  Complete Part 5 of the Form of Election and Letter of Transmittal ONLY if you are a BHS shareholder holding Share Certificate(s) as of the Election Deadline but are not delivering such Share Certificate(s) with the Form of Election and Letter of Transmittal. Shareholders whose Share Certificates(s) are not immediately available or who cannot deliver their Share Certificate(s) to American Stock Transfer and Trust Company LLC on or prior to the Election Deadline may make an effective election for their shares of BHS common stock by properly completing and duly executing the Notice of Guaranteed Delivery included in the Form of Election and Letter of Transmittal. The Notice of Guaranteed Delivery may NOT be used in connection with shares of BHS common stock held in book-entry form.

  Pursuant to this procedure, (i) the election must be made by or through an eligible guarantor institution (as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended), and the eligible guarantor institution must complete Part 5.B. (ii) a properly completed and duly executed Form of Election and Letter of Transmittal, including a properly completed and duly executed Notice of Guaranteed Delivery and any required signature guarantees and other documents required by the Form of Election and Letter of Transmittal, must be received by American Stock Transfer and Trust Company LLC on or prior to the Election Deadline, and (iii) the Share Certificate(s) must be received by American Stock Transfer and Trust Company LLC within three business days of the Election Deadline.

DELIVERY INSTRUCTIONS

American Stock Transfer and Trust Company LLC
For information: (718) 921-8200

By Mail or Overnight Courier:
American Stock Transfer & Trust Company
Operations Center
ATTN: Reorganization Department
6201 15th Avenue
Brooklyn, NY 11219

By Hand:
American Stock Transfer & Trust Company
ATTN: Reorganization Department
59 Maiden Lane
New York, NY 10038

For Confirmation Only:
1-877-248-6417 (toll free)

The Exchange Agent, in consultation with both BHS and Tyco, has the reasonable discretion to determine whether any election, revocation or change has been properly or timely made and to disregard immaterial defects in any Form of Election and Letter of Transmittal. Any good faith decisions regarding such matters will be binding and conclusive. Neither Tyco, BHS or the Exchange Agent is under any obligation to notify any person of any defect in any Form of Election and Letter of Transmittal.

 FREQUENTLY ASKED QUESTIONS

A.    COMPLETING AND SUBMITTING THE FORM OF ELECTION AND LETTER OF TRANSMITTAL

1.
What is the purpose of the Form of Election and Letter of Transmittal?

  Tyco, Barricade Merger Sub, Inc., BHS, and ADT Security Services, Inc. have entered into the Merger Agreement, which sets forth the terms and conditions pursuant to which the Merger is to occur.

  Pursuant to the Merger Agreement, you, as a BHS shareholder, have the right to elect to receive cash, Tyco shares, or a combination of cash and Tyco shares in exchange for each of your shares of BHS common stock. However, your ability to receive cash consideration may be limited—See Questions 8 and 9 below for a description of what you are entitled to receive as a result of the Merger and the potential for adjustment and proration in the event that the Available Cash Amount is exceeded.

  The enclosed Form of Election and Letter of Transmittal does two things:

    •
    First, it allows you to make your election as to the form of consideration you desire to receive in exchange for each of your shares of BHS common stock.

    •
    Second, it provides you with instructions on how to exchange your shares of BHS common stock in order to receive your consideration.

2.
What do I do with the Form of Election and Letter of Transmittal?

  The Form of Election and Letter of Transmittal is divided into five parts. Each part corresponds to a part of the Instructions, which begin on Page 1 of this Information and Instruction Booklet. You should carefully read these Instructions before completing your Form of Election and Letter of Transmittal.

  In general, you will need to:

    •
    Complete, sign and date the Form of Election and Letter of Transmittal in accordance with the Instructions.

    •
    Mail the completed Form of Election and Letter of Transmittal to American Stock Transfer and Trust Company in the enclosed return envelope along with the certificate(s) and/or an "agent's message" representing the shares of BHS common stock covered by the Form.

3.
What happens if I miss the Election Deadline (5:00 p.m., New York time, on May 7, 2010)?

  If American Stock Transfer and Trust Company has not received your properly completed Form of Election and Letter of Transmittal by the Election Deadline, you will be deemed to have not made an election and your shares of BHS common stock will be treated as "Non-Electing Company Shares" pursuant to the Merger Agreement. Non-Electing Company Shares will be entitled to receive, upon submission of properly completed transmittal materials following the closing of the Merger, merger consideration as if a Mixed Election (as described in Question 8 below) had been made with respect to such shares.

  In addition, failure to send in the Form of Election and Letter of Transmittal and related documents could delay your actual receipt of the merger consideration. Promptly following the completion of the Merger, American Stock Transfer and Trust Company LLC will mail a second letter of transmittal to those shareholders who have not returned a properly completed Form of Election and Letter of Transmittal by the Election Deadline. A BHS shareholder who has not properly completed and returned the Form of Election and Letter of Transmittal by the Election Deadline must properly complete and return this second letter of transmittal together with the certificate(s) and/or an "agent's message" representing the shares of BHS common stock covered by the Form, in order to receive the merger consideration.

4.
Do I have to send in my BHS stock certificate(s)?

  Yes, regardless of what election you make you must return your Share Certificate(s) and/or an "agent's message" representing the shares of BHS common stock covered by the Form of Election and Letter of Transmittal with your completed Form, unless you are eligible to complete a Notice of Guaranteed Delivery and have properly completed such Notice of Guaranteed Delivery (see Part 5 of the Instructions).

5.
What if my stock certificate(s) has been mutilated, lost, stolen or destroyed?

  If you cannot locate your stock certificate(s), or if your stock certificate(s) have been mutilated, stolen or destroyed, you should immediately (i) complete the Form of Election and Letter of Transmittal and check the appropriate box in Part 1 and (ii) contact American Stock Transfer & Trust Company LLC, BHS's transfer agent, immediately by calling (718) 921-8200. The Exchange Agent will provide you with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed stock certificates. You will be responsible for all costs and expenses associated with the processing of the issuance of certificates for those claimed as lost, stolen or destroyed. You may also be required to give BHS a bond as indemnity against any claim that may be made against it with respect to the stock certificates alleged to have been mutilated, lost, stolen, or destroyed. The Form of Election and Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

6.
What do I do if I hold any of my shares of BHS common stock with a broker, bank or other nominee?

  You should promptly contact your broker, bank or other nominee and follow their instructions as to the procedures for electing the consideration you desire to receive in exchange for your shares of BHS common stock.

7.
When can I expect to receive my Tyco shares and/or cash?

  Tyco and BHS currently expect to complete the merger shortly after the Election Deadline. You should receive your check for any cash payment you are entitled to receive in the Merger within 5 to 7 business days after the Merger is completed. Any Tyco shares you are entitled to receive in the Merger will be registered in book-entry form within 5 to 7 business days after the Merger is completed.

  In the event that the Merger Agreement is terminated, all elections will be automatically revoked and the Exchange Agent will promptly return without charge certificates representing BHS common stock previously submitted with the Forms of Election and Letters of Transmittal. In such event, certificates representing BHS common stock held directly by registered holders will be returned by registered mail. Return of certificates other than by registered mail will only be made at the expense, written direction and risk of holders of BHS common stock, by means of a pre-paid, pre-addressed return courier envelope sent to the Exchange Agent.

B.    WHAT YOU ARE ENTITLED TO RECEIVE AND ADDITIONAL INFORMATION

8.
What will I receive in the merger?

  In exchange for your shares of BHS common stock, you have the right to elect to receive cash, Tyco shares or a combination of cash and Tyco shares in exchange for each of your shares of BHS common stock.

  No fractional Tyco shares will be issued in the Merger. If you have the right to receive a fraction of a Tyco share, you will receive a cash payment in an amount determined pursuant to the Merger Agreement in lieu of such fractional shares.

  Under the terms of the Merger Agreement, you can elect to receive the following consideration with respect to each share of BHS common stock you hold:

    •
    "CASH CONSIDERATION." A shareholder may elect to receive $42.50 in cash, without interest, subject to the proration and adjustment procedures set forth in the Merger Agreement and summarized below.

    •
    "STOCK CONSIDERATION." A shareholder may elect to receive a number of Tyco shares equal to the exchange ratio, which is calculated by dividing $42.50 by the volume weighted average price of Tyco shares on the NYSE during the 10 consecutive trading days ending on the fifth full trading day prior to the closing date of the Merger, subject to a collar (as more fully described in Part 2.B. of these Instructions on page 2) of between $32.97 and $40.29 (and rounded to the nearest ten-thousandth of a share).

    •
    "MIXED CONSIDERATION." A shareholder may elect to receive a combination of (i) $12.75 in cash, without interest, and a fraction of a Tyco share equal to $29.75 divided by the volume weighted average price of Tyco shares on the NYSE during the 10 consecutive trading days ending on the fifth full trading day prior to the closing date of the Merger, subject to the same collar (as described more fully in Part 2.B. of these Instructions on page 2) of between $32.97 and $40.29 (and rounded to the nearest ten-thousandth of a share).

  IF YOU ELECT TO RECEIVE THE CASH CONSIDERATION, YOU MAY RECEIVE DIFFERENT CONSIDERATION THAN THAT SPECIFIED IN YOUR ELECTION.

  Pursuant to the terms of the Merger Agreement, the cash election is subject to proration because the aggregate amount of cash Tyco will pay in the merger is capped at $584,502,942 plus an amount determined by multiplying $12.75 by the number of outstanding BHS stock options that are exercised between the date of signing of the Merger Agreement and the fifth full trading day prior to the closing date of the Merger (disregarding payments in respect of fractional shares) (such sum, the "Available Cash Amount"). In the event that the elections would require Tyco to pay more than the Available Cash Amount in cash consideration, BHS shareholders making a cash election will be subject to proration and adjustment to receive a mix of cash and Tyco shares for their shares of BHS common stock in amounts that allow, as closely as practicable and in accordance with the terms of the Merger Agreement, the overall cash consideration to be paid by Tyco to be limited to the Available Cash Amount.

  The adjustment and proration in the event of such a cash oversubscription is more fully described in the Proxy Statement/Prospectus, which has been mailed to BHS shareholders, under the caption "THE MERGER AGREEMENT—Merger Consideration." You may also obtain a copy of the Proxy Statement/Prospectus free of charge from the Exchange Agent, the Information Agent or at the SEC website, www.sec.gov.

9.
Am I guaranteed to receive the form of merger consideration that I elect to receive for my shares of BHS common stock?

  It depends on the election you make. BHS shareholders electing to receive the stock consideration or the mixed consideration will be entitled to receive the merger consideration that they elect to receive for their shares of BHS common stock. However, as discussed above, BHS shareholders electing to receive the cash consideration will be subject to proration and adjustment to receive a mix of cash and Tyco shares for their shares of BHS common stock in amounts that allow the overall cash consideration to be paid by Tyco to be limited to the Available Cash Amount.

10.
Can I change or revoke my election?

  Yes. You may revoke your election by giving written notice to the Exchange Agent at American Stock Transfer and Trust Company LLC, 59 Maiden Lane, New York, New York 10036, prior to 5:00 p.m., New York Time, on May 7, 2010, the Election Deadline. After the Election Deadline, you may not revoke any election you have made with respect to the consideration to be received in the Merger.

  If you revoke your election prior to the Election Deadline, the shares of BHS common stock that you revoke will become Non-Electing Company Shares (see Question 3 above for details as to the consideration Non-Electing Company Shares are entitled to receive), and Tyco will cause the Share Certificates and/or book-entry shares representing such shares to be promptly returned without charge; provided, that a subsequent election may be made with respect to any or all of such shares for which the election was revoked by delivering a properly completed Form of Election and Letter of Transmittal, together with Share Certificates (or a properly completed notice of guaranteed delivery of such physical certificates by an eligible guarantor institution) and/or an "agent's message" representing the shares of BHS common stock covered by such Form, to the Exchange Agent prior to the Election Deadline.

11.
How will I know when the merger is completed?

  Tyco will issue a press release announcing the completion of the Merger if and when it is completed.

12.
Who do I call if I have additional questions?

  You may contact American Stock Transfer and Trust Company at (718) 921-8200. If you hold your shares in "street" name with a broker, bank or other nominee, you may contact MacKenzie Partners, Inc., the information agent, at (212) 929-5500 or toll-free, (800) 322-2885.

  Additional copies of the Proxy Statement/Prospectus and the Form of Election and Letter of Transmittal may be obtained from the Exchange Agent or the Information Agent at the addresses and telephone numbers set forth below. Holders of shares of BHS common stock may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance.

The enclosed Form of Election and Letter of Transmittal, which must be accompanied by certificate(s) (or a Notice of Guaranteed Delivery) and/or an "agent's message" representing the shares of BHS common stock covered by such Form, should be returned to American Stock Transfer and Trust Company LLC in the enclosed return envelope. The address to which you should send your Form of Election and Letter of Transmittal LLC will depend on the method of delivery that you choose. The available options and relevant addresses for American Stock Transfer and Trust Company are listed on Page 8 of this Information and Instruction Booklet.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer. Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

For this type of account:			Give the SOCIAL SECURITY number of—	For this type of account:		Give the EMPLOYER IDENTIFICATION number of—

1.	Individual		The Individual	6.	A valid trust, estate, or pension trust	The legal entity(4)
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account(1)	7.	Corporation or LLC electing corporate status on Form 8832	The corporation
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor(2)	8.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
4.	a.	The usual revocable savings trust account (grantor is also trustee)	The grantor trustee(1)	9.	Partnership or multi-member LLC	The partnership
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	10.	A broker or registered nominee	The broker or nominee
5.	Sole proprietorship or single-owned LLC		The owner(3)	11.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments.	The public entity
				12.	Disregarded entity not owned by an individual	The owner(3)

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.
(2)
Circle the minor's name and furnish the minor's social security number.
(3)
You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).
(4)
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:
If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

 GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from withholding include:

•
An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•
The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or instrumentality of any one or more of the foregoing.

•
An international organization or any agency or instrumentality thereof.

•
A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•
A corporation.

•
A financial institution.

•
A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•
A real estate investment trust.

•
A common trust fund operated by a bank under Section 584(a).

•
An entity registered at all times during the tax year under the Investment Company Act of 1940.

•
A middleman known in the investment community as a nominee or custodian.

•
A futures commission merchant registered with the Commodity Futures Trading Commission.

•
A foreign central bank of issue.

•
A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

•
Payments to nonresident aliens subject to withholding under Section 1441.

•
Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•
Payments of patronage dividends not paid in money.

•
Payments made by certain foreign organizations.

•
Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

•
Payments of interest on obligations issued by individuals. However, if you pay $600 or more of interest in the course of your trade or business to a payee, you must report the payment. Backup withholding applies to the reportable payment if you have not provided your correct taxpayer identification number to the payer.

•
Payments described in Section 6049(b)(5) to nonresident aliens.

•
Payments on tax-free covenant bonds under Section 1451.

•
Payments made by certain foreign organizations.

•
Mortgage or student loan interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Exempt payees described above must file Form W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART II OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

Privacy Act Notice

Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to the payer. Certain penalties may also apply.

Penalties

(1) Failure to Furnish Taxpayer Identification Number.    If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding.    If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal Penalty for Falsifying Information.    Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

The Exchange Agent for the Merger is:

American Stock Transfer & Trust Company

59 Maiden Lane
New York, NY 10038
(877) 248-6417 or (718) 921-8317

The Information Agent for the Merger is:

105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)
or
 Call Toll-Free (800) 322-2885

Email: electionform@mackenziepartners.com

QuickLinks

  Exhibit 99.2
  PART 1. About You and Your Share Certificates— To be completed only by BHS shareholders submitting Share Certificates
  PART 2. Election Options and Required Signatures— To be completed by all BHS shareholders irrespective of the form in which you hold your BHS shares
  PART 3. Special Transfer or Payment Instructions
  PART 4. Special Delivery Instructions
  PART 5. Notice of Guaranteed Delivery
THE DEADLINE FOR RECEIPT OF YOUR FORM OF ELECTION AND LETTER OF TRANSMITTAL, TOGETHER WITH THE CERTIFICATE(S) (OR PROPERLY COMPLETED NOTICE OF GUARANTEED DELIVERY OF SUCH PHYSICAL CERTIFICATES BY AN ELIGIBLE GUARANTOR INSTITUTION, AS DESCRIBED BELOW) AND/OR AN "AGENT'S MESSAGE" REPRESENTING THE SHARES OF BHS COMMON STOCK COVERED BY THE FORM, IS 5:00 P.M., NEW YORK TIME, ON MAY 7, 2010
INSTRUCTIONS FOR COMPLETING THE FORM OF ELECTION AND LETTER OF TRANSMITTAL
  PART 1. ABOUT YOU AND YOUR SHARE CERTIFICATES— FOR HOLDERS OF CERTIFICATED SHARES ONLY
  PART 2. ELECTION OPTIONS AND REQUIRED SIGNATURES
  PART 3. SPECIAL TRANSFER OR PAYMENT INSTRUCTIONS
  PART 4. SPECIAL DELIVERY INSTRUCTIONS
  PART 5. NOTICE OF GUARANTEED DELIVERY
DELIVERY INSTRUCTIONS
American Stock Transfer and Trust Company LLC For information: (718) 921-8200
By Mail or Overnight Courier: American Stock Transfer & Trust Company Operations Center ATTN: Reorganization Department 6201 15th Avenue Brooklyn, NY 11219
By Hand: American Stock Transfer & Trust Company ATTN: Reorganization Department 59 Maiden Lane New York, NY 10038
For Confirmation Only: 1-877-248-6417 (toll free)
FREQUENTLY ASKED QUESTIONS
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 Page 2